            Exhibit 10.36
712 Fifth Avenue
New York, New York 10019
(212) 957-5002

November 15, 2017

GS Direct, L.L.C.
c/o Goldman Sachs & Co.
85 Broad Street
New York, NY 10004
Attention: Bradley J. Gross

Re: Purchase Agreement

Dear Sir/Madam:

Reference is made to the Purchase Agreement, dated November 13, 2013, by and between GS Direct, L.L.C. (“GS Direct”) and Griffon Corporation (“Griffon”), as amended by (i) that letter agreement dated November 12, 2014, (ii) that letter agreement dated November 12, 2015, and (iii) that letter agreement dated November 16, 2016.

This is to confirm our agreement that Section 10 of the Purchase Agreement (“Right of First Negotiation, Investment Agreement and Registration Rights Agreement”) is hereby amended to extend the period thereunder from December 31, 2017 to December 31, 2018.

Please execute this letter in the space provided below to confirm your agreement with the foregoing.

Sincerely,

Griffon Corporation

_/s/ Seth L. Kaplan_____
Seth L. Kaplan
Senior Vice President

Acknowledged and Agreed:

G.S. Direct, L.L.C.

_/s/ Bradley J. Gross __
Bradley J. Gross
Vice President